BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

New Issue Computational Materials

$283,018,000 (approximate +/-10%)

Asset-Backed Certificates,
Series 2003-03

Bear Stearns Asset-Backed Securities, Inc.
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

Wells Fargo Bank Minnesota, National Association
Master Servicer

Bear, Stearns & Co. Inc.
Lead Manager

Banc of America Securities, LLC. Co Manager

All Statistical Information based upon Information as of August 1, 2003

September 18, 2003

BEAR
STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Steams assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information:The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Steams. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Steams shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Steams.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

Certificate Information to 10% Optional Clean-Up Call

--------------------------------------------------------------------------------------------------------------------
         Certificate      Ratings             CE           Pass-Thru    Window      WAL        Certificate
Class    Size (1)     Moody's/S&P/Ftc      Levels (1)       Rate        (mos)      (yrs)       Type

A-1   $195,462,000      Aaa/AAA/AAA         15.00%(2)     LIBOR (3)(6)    1-30     1.000      Senior Sequential
--------------------------------------------------------------------------------------------------------------------
A-2    $45,104,000      Aaa/AAA/AAA         15.00%(2)     LIBOR (3)(6)   30-62     3.953      Senior Sequential
--------------------------------------------------------------------------------------------------------------------
A-IO    Notional (4)    Aaa/AAA/AAA         15.00%(2)       5.00%          N/A     1.244*     NAS IO (30-mos)
--------------------------------------------------------------------------------------------------------------------
M-1    $16,981,000      Aa2/AA/AA            9.00%(2)     LIBOR (5)(6)   46-62     4.411      Subordinate
--------------------------------------------------------------------------------------------------------------------
M-2    $15,566,000       A2/A/A              3.50%(2)     LIBOR (5)(6)   40-62     4.030      Subordinate
--------------------------------------------------------------------------------------------------------------------
 B      $9,905,000      Baa2/BBB/BBB         0.00%(2)     LIBOR (5)(6)  38-62      3.863      Subordinate
--------------------------------------------------------------------------------------------------------------------
NOTES:	- Prepayment Pricing Speed Assumption is 35% CPR - Certificates are subject to a variance of +/- 10%	- Certificates will be priced to a 10% clean-up call - *Class A-10 duration provided under column WAL

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.
(2)	Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in November 2003, excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 3.10% of the Cut-Off Date unpaid principal balance of the mortgage loans.
(3)	The Pass-Through Rate for the Class A Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal a) until the distribution date in March 2006, the weighted average of the net mortgage rates on the mortgage loans adjusted for the interest payable on the Class A-10 Certificates and b) thereafter, the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional termination date, the margin for the Class A Certificates will increase by 2 times.
(4)	The Class A-10 Certificates will not have a Certificate Principal Balance and will not be entitled to distributions of principal. The Class A-10 Certificates will accrue interest based on a Notional Amount equal to the lesser of $28,302,000 and the aggregate principal balance of the mortgage loans for the first 30 distribution dates at a fixed rate as shown above.
(5)	The Pass-Through Rate for the Class M-1, Class M-2 and Class B Certificates will be a floating rate based upon One-Month LIBOR plus the respective Margin, subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal a) until the distribution date in March 2006, the weighted average of the net mortgage rates on the mortgage loans adjusted for the interest payable on the Class A-10 Certificates and b) thereafter, the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional termination date, the respective margins for the Class M and Class B Certificates will increase by 1.5 times.
(6)	The holders of the offered certificates will be entitled to the benefit of a Yield Maintenance Agreement (as described more fully herein) purchased with respect to the fixed-rate mortgage loans. If on a distribution date the amount of interest payable to the Certificates is limited by the Net Rate Cap, the trustee will withdraw from the Yield Maintenance Account an amount equal to the lesser of (a) the excess of the applicable Pass-Through Rate over the rate as so limited by the applicable Net Rate Cap and (b) the amount received under the Yield Maintenance Agreement. The Yield Maintenance Account, Cap Rates, Strike Prices and Counterparty are all further described herein.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

THE COLLATERAL

-	Conventional, one- to four-family, fixed and adjustable-rate mortgage loans secured by first and second liens on residential mortgage properties as briefly described in the table below.
-	The mortgage loans are serviced by EMC Mortgage Corp (approximately 88%) and Irwin (approximately 12%). As of the Cut-Off Date, no more than approximately 7% of the mortgage loans will be more than 30 days delinquent.
-	The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Approximately 39% of the loans were acquired from a clean-up call of two United Companies securitizations (1997-B and 1997D) and approximately 15% was acquired from the clean-up call of IMC 1998-2.

------------------------------------------------------------------------------------------------------------------------
 Loan             Index         Principal     % of    Gross    WAM      AGE    Oterm    Gross     Curr
 Type             Term          Balance       Pool     WAC    (mos.)   (mos.)  (mos.)    Margin    LTV     FICO
--------------------------------------------------------------------------------------------------------------------
ARM             1 YR CMT       $2,775,754    0.98%    8.80%     302      62      364      5.593    71%     615
--------------------------------------------------------------------------------------------------------------------
ARM             6MO LIB0R    $153,694,732    54.3%    9.03%     295      55      350      5.89%    78%     582
--------------------------------------------------------------------------------------------------------------------
ARM              COFI            $378,699    0.13%    5.33%     255     178      433      0.00%    17%     682
--------------------------------------------------------------------------------------------------------------------
ARM              OTHER         $1,446,595    0.51%    8.52%     288      60      348      5.75%    79%     594
--------------------------------------------------------------------------------------------------------------------
                Total ARMs:  $158,295,780    55.9%    9.01%     295      55      351      5.883%   77%     583
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Fixed/1st Lien    Balloon      $2,751,291    0.97%    10.7%      99      66      165      --       96%     580
------------------------------------------------------------------------------------------------------------------------
Fixed/2nd Lien     Balloon    $21,233,140    7.50%    10.6%     176       5      182      --       97%     676
------------------------------------------------------------------------------------------------------------------------
Fixed/1st Lien   Full Amort   $86,289,344    30.5%    8.85%     290      28      319      --       91%     636
------------------------------------------------------------------------------------------------------------------------
Fixed/2nd Lien   Full Amort   $14,448,918    5.11%   11.77%     251      15      268      --       98%     641
------------------------------------------------------------------------------------------------------------------------
              Total Fixed:   $124,722,693    44.1%    9.53%     262      24      286      --       92%     642
------------------------------------------------------------------------------------------------------------------------
            Total Portfolio: $283,018,473    100%     9.24%     281      41      322      --       84%     609
------------------------------------------------------------------------------------------------------------------------

All collateral information provided herein has been calculated using information as of
August 1, 2003 and may differ +/-10% from the final characteristics of the mortgage pool as of the Cut-Off Date.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

Summary of Terms

Depositor:	Bear Steams Asset Backed Securities, Inc.

Mortgage Loan Seller:	EMC Mortgage Corporation

Master Servicer:	Wells Fargo Bank Minnesota, National Association

Servicers:	EMC Mortgage Corp (88%) and Irwin Union Bank and Trust Company (12%).

Lead Manager:	Bear, Steams & Co. Inc.

Co Manager:	Banc of America, LLC.

Yield Maintenance Provider:	Bear Steams Financial Products Inc. ("BSFP"), a subsidiary of the Bear Steams Companies and an affiliate of Bear, Steams & Co. Inc. and EMC Mortgage Corporation. BSFP is rated Aaa/AAA by Moody's and S&P, respectively.

Trustee:	JPMorgan Chase Bank

Rating Agencies:	Moody's Investors Service, Standard & Poor's Ratings Group and FitchRatings.

Cut-off Date:	September 1, 2003

Settlement Date:	On or about September 30, 2003

Distribution Date:	25th day of each month (or the next business day), commencing October 2003

Optional Call:	10% clean-up call

Registration:	The Certificates will be available in book-entry form through OTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:	REMIC (one or more)

ERISA Considerations:	The Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, if a prohibited transaction class exemption, based on the identity of the fiduciary making the decision to acquire such Certificates on behalf of the Plan or the source of funds for such acquisition, is applicable to the acquisition, holding and transfer of the Certificates.

SMMEA Eligibility:	None of the Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop the servicer's obligation.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master Servicing Fee Rate (0.01%).

Interest Payments:	On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

The 'accrual period' for all of the Certificates, other than the Class A-10 Certificates, will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date. The `accrual period' for the Class A-10 Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.

The trustee will calculate interest on all of the Certificates, other than the Class A10 Certificates, on an actual/360 basis and for the Class A-10 Certificates on a 30/360 basis.

Principal Payments:	The Class M and B Certificates will not receive any principal payments until after the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

Credit Enhancement:	Subordination: Initially, 15.00% for the Class A Certificates, 9.00% for the Class M-1 Certificates, 3.50 o/m for the Class M-2 Certificates and 0.00% for the Class B Certificates.

• Overcollateralization ("OC")
Initial (% Orig.) OC Target (o/a Orig.) Stepdown (o/m Current) OC Floor (% Orig.)	0.00% 3.10% 6.20% 0.50%

• Excess spread, which will initially be equal to approximately 663 bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the November 2003 Distribution Date. See schedule of excess spread on page 15.

Interest Distribution Amount:	For any distribution date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount of such Class immediately prior to such distribution date.

Principal Remittance Amount:	With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

Principal Distribution Amount:	With respect to any distribution date, the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

Basic Principal Distribution Amount:	With respect to any distribution date, the excess of (i) the Principal Remittance Amount for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

Extra Principal Distribution Amount:	With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cash flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

Net Monthly Excess Cash-flow:	For any distribution date, the excess of (x) the Available Distribution Amount for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

Stepdown Date:	The earlier to occur of (i) the distribution date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in October 2006 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M and Class B Certificates and the Overcollateralized Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to 21.20%.

Trigger Event:	A 'Trigger Event,' with respect to each Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 61 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 16% of the current principal balance of the mortgage loans or 50% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralized Amount and Losses are greater than certain amounts as specified in the Prospectus Supplement.

Priority of Payments:	On each Distribution Date, distributions on the Certificates, to the extent of available funds, will be made according to the following priority: Interest Distributions:

1)	To the holders of the Class A and Class A-IO Certificates, the related Interest Distribution Amount and related Unpaid Interest Shortfall Amount;
2)	To the holders of the Class M-1, Class M-2 and Class B Certificates, sequentially, the Interest Distribution Amount for each such class;

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

Principal Distributions: Prior to the Stepdown Date or on which a Trigger Event is in effect
1)	To the holders of the Class A Certificates, until the Certificate Principal Balance of each such class has been reduced to zero;
2)	To the holders of the Class M-1, Class M-2 and Class B Certificates, sequentially, until the Certificate Principal Balance of each such class has been reduced to zero;

On or after the Stepdown Date on which a Trigger Event is not in effect
1)	To the holders of the Class A Certificates, the Class A Principal Distribution Amount, until the Certificate Principal Balance of each such class has been reduced to zero;
2)	To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
3)	To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and
4)	To the holders of the Class B Certificates, the Class B Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

Net Monthly Excess Cashflow:
1)	To the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;
2)	To the holders of the Class M-1 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates;
3)	To the holders of the Class M-2 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates;
4)	To the holders of the Class B Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates; and
5)	To the holders of the Class B-IO Certificates and the Class R Certificates, as provided in the pooling and servicing agreement.
Class A Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) 63.80% of the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period less the Overcollateralization Floor.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

Class M-1 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) 75.80% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Class M-2 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x) 86.80% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Class B Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class B Certificates immediately prior to such distribution date over (B) the lesser of (x) 93.80% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Overcollateralization Deficiency Amount:	For any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

Overcollateralization Release Amount:	For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Target Amount:	Equal to 3.10% of the Cut-Off Date unpaid principal balance. As of August 1, 2003 the OC Target Amount would have been approximately $8.77 million.

Overcollateralized Amount:	For any distribution date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates (other than the Class A-10 Certificates) as of such distribution date.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

Allocation of Losses:	Any Realized Losses on the mortgage loans will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-2 Certificates and fifth, to the Class M-1 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

Allocated Realized Loss Amount:	With respect to Class M-1, Class M-2 or Class B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

Yield Maintenance Agreement:	The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to a yield maintenance agreement purchased with respect to the fixed rate mortgage loans, which is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the Net WAC Cap Rate (the "Yield Maintenance Agreement").

On each Distribution Date, payments under the Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the aggregate Principal Balance of the fixed rate mortgage loans as of such Distribution Date and (b) the notional amount schedule based on an amortization schedule applying 20n/n CPR through November 2008 (assuming no losses or delinquencies), and zero thereafter. It is anticipated that the Yield Maintenance will include the following terms:

                                           Notional Balance                Strike Rate     Months
                                           ---------------------------------------------------------
                                           Fixed Rate Loans @ 20% CPR        7.00%         1-30
                                           ---------------------------------------------------------
                                           Fixed Rate Loans @ 20% CPR       18.40n/n      31-62
                                           ---------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF AUGUST 1, 2003

----------------------------------------------------------------------------------------------
 Loan Characteristic                  Fixed Pool     Adjustable Pool          Total Pool
----------------------------------------------------------------------------------------------
 Expected Pool Balance           $124,722,693.51     $158,295,780.34     $283,018,473.85
 Average Balance                      $60,899.75          $74,632.62          $67,886.42
 %Conforming Balances                     91.16%              92.86%              91.73%
----------------------------------------------------------------------------------------------
 WA Gross WAC                              9.529              9.057%              9.238%
 Range of Gross WAC              5.000%- 17.625%     2.250%- 14.900%     2.250%- 17.625%
 WA Net WAC (%)                           9.088%              8.547%              8.759%
 WAM (mos)                                   262                 296                 281
 WA Age (mos)                                 24                  55                  41
 WA Orig. Term mos                           286                 351                 322
----------------------------------------------------------------------------------------------
 Fixed Rate Balloon                       19.23%                 N/A               8.47%
 Fixed Rate Fully Amortizing              80.77%                 N/A              35.59%
 Adjustable Rate                             N/A             100.00%              55.93%
----------------------------------------------------------------------------------------------
 First Lien / Second Lien       71.391%/ 28.609%       99.82%/ 0.18%       87.29%/12.71%
----------------------------------------------------------------------------------------------
 Current Balance
 $0-$49,999                               28.36%              17.50%              22.46%
 $50,000-$99,999                          20.80%              38.61%              30.82%
 $100,000-$149,999                        11.77%              19.15%              15.82%
 $150,000-$199,999                        11.61%               7.53%               9.32%
 $200,000 - $249,999                       8.53%               5.20%               6.68%
 $250,000 - $299,999                       6.54%               3.71%               4.72%
 $300,000 - $349,999                       4.37%               2.59%               3.65%
 $350,000 - $399,999                       2.13%               2.13%               2.03%
 $400,000 - $449,999                       0.67%               0.81%               0.60%
 $450,000 - $499,999                       1.52%               2.04%               1.85%
 $500,000-$549,999                          ---%               0.72%               0.61%
 $550,000-$599,999                         0.45%                ---%               0.68%
 $600,000 - $649,999                       1.54%                ---%               0.25%
 $650,000 and above                        1.70%                ---%               0.50%
----------------------------------------------------------------------------------------------
 Interest Rate
 Up to 5.999%                              6.61%               0.32%               3.32%
 6.000% - 6.999%                          10.25%               3.27%               6.52%
 7.000%-7.999%                            16.75%              17.91%              17.41%
 8.000%-8.999%                            11.42%              36.13%              25.21%
 9.000%-9.999%                             9.39%              19.71%              15.23%
 10.000% - 10.999%                        14.12%              14.30%              14.04%
 11.000%- 11.999%                         15.93%               5.33%               9.92%
 12.000%-12.999%                           9.11%               2.13%               5.04%
 13.000%-13.999%                           4.40%               0.67%               2.29%
 14.000%-14.999%                           1.60%               0.23%               0.84%
 15.000% and above                         0.41%               ----%               0.18%
-----------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF AUGUST 1, 2003

----------------------------------------------------------------------------------------------
 Loan Characteristic                Fixed Pool        Adjustable Pool             Total Pool
----------------------------------------------------------------------------------------------
 Age (Months)
 0-12                                   67.03%                 20.61%                 41.06%
 13-24                                   5.07%                  4.25%                  4.61%
 25-36                                   1.29%                  0.21%                  0.69%
 37-48                                   0.20%                  0.36%                  0.29%
 49-60                                   0.88%                  0.16%                  0.48%
 61-72                                   2.15%                 54.96%                 31.69%
 73-84                                  23.06%                 19.16%                 20.88%
 85-96                                   0.18%                  0.02%                  0.09%
 97 and Greater                          0.14%                  0.27%                  0.21%
 Original Term
 1-15 Years                             33.86%                  2.81%                 16.49%
 16-30 Years                            66.14%                 97.19%                 83.51%
----------------------------------------------------------------------------------------------
 Credit Score
 Weighted Average                          644                    583                 608.89
 Not Available                           0.12%                   .47%                  0.32%
 Up to 549                              16.98%                 38.72%                 29.13%
 550 to 599                              9.24%                 22.53%                 16.67%
 600 to 649                             18.82%                 16.40%                 19.15%
 650 to 699                             31.21%                 10.05%                 19.94%
 700 and Greater                        23.63%                  7.84%                 14.80%
----------------------------------------------------------------------------------------------
 Current CLTV
 Weighted Average                       92.12%                 77.99%                 84.22%
 % LTV's > 80e%                         66.64%                 52.08%                 53.97%
 % of LTV's > 80% with MI                2.41%                  1.57%                  2.15%
 Insurance
----------------------------------------------------------------------------------------------
 Original CLTV
 Weighted Average                       94.60%                 81.48%                 87.26%
 Up to 10.00%                            0.29%                  0.01%                  0.14%
 10.01 - 20.00%                          0.10%                  0.02%                  0.06%
 20.01% - 30.00%                         0.11%                  0.07%                  0.08%
 30.01% - 40.00%                         0.16%                  0.66%                  0.44%
 40.01% - 50.00%                         0.73%                  0.89%                  0.82%
 50.01% - 60.00%                         1.74%                  2.57%                  2.20%
 60.01% - 70.00%                         4.39%                 10.60%                  7.86%
 70.01% - 80.00%                        20.11%                 33.10%                 27.38%
 80.01% - 90.00%                        14.16%                 34.21%                 25.37%
 90.01% -100.00%                        35.83%                 17.34%                 25.49%
 100.01 % and above                     22.37%                  0.53%                 10.16%
----------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF AUGUST 1, 2003.

---------------------------------------------------------------------------------------------------------
 Loan Characteristic                                                                         Total Pool
---------------------------------------------------------------------------------------------------------
 Occupancy Status
 Owner Occupied                         94.34%                       96.48%                      95.54%
 Investor Property                       3.30%                        2.60%                       2.91%
 Second Home                             2.36%                        0.91%                       1.55%
 Loan Purpose
 Purchase Money                         36.41%                       24.21%                      29.59%
 Construction                             ---%                        1.60%                       0.89%
 Cash-Out Refi                          53.21%                       69.85%                      62.52%
 Rate/Term Refi                          9.93%                        3.23%                       6.18%
 Other                                   0.46%                        1.11%                       0.82%
---------------------------------------------------------------------------------------------------------
 Insurance
 Conventional w/MI                       1.66%                        0.81%                       1.18%
 Conventional w/o MI                    98.34%                       99.19%                      98.82%
---------------------------------------------------------------------------------------------------------
 Geographic Concentration (>5%)
 California                             26.78%                       12.48%                      18.78%
 Florida                                 7.82%                        5.11%                       6.31%
 Michigan                                 ---%                        6.43%                       5.09%
 New York                                 ---%                        5.26%                        ---%
---------------------------------------------------------------------------------------------------------
 Property Type
 Single Family Detached                 72.32%                       87.89%                      81.03%
 Condominium                             3.85%                        2.06%                       2.85%
 2-4 Family                              6.21%                        4.64%                       5.33%
 Planned Unit Development               11.56%                        3.52%                       7.06%
 Mobile/Manufactured Home                3.94%                        0.70%                       2.13%
 Townhouse                               0.34%                        0.35%                       0.35%
 Other                                   0.47%                        0.13%                       0.97%
---------------------------------------------------------------------------------------------------------
 Loan Type
 Fixed Rate Balloon                     19.23%                         ---%                       8.47%
 Fixed Rate Fully Amortizing            80.77%                         ---%                      35.59%
 1-YR CMT                                 ---%                        1.75%                       0.98%
 W SJ 6-Month LIBOR                       ---%                       97.09%                      54.31%
 Other                                    ---%                        0.90%                       0.50%
---------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF AUGUST 1, 2003.

---------------------------------------------------------------------------------------------------
Loan Characteristic                    Fixed Pool          Adjustable                   Total Pool
---------------------------------------------------------------------------------------------------
Gross Margin
Weighted Average (Arms Only)                                   5.883%                       5.883%
Fixed Rate Mortgage Loans                 100.00%                 N/A                       44.06%
Up to 2.999%                                 ---%               0.70%                        0.39%
3.000% - 3.999%                              ---%               0.41%                        0.23%
4.000% - 4.999%                              ---%              20.44%                       11.43%
5.000%-5.999%                                ---%              35.04%                      19.596%
6.000%-6.999%                               ----%              28.50%                      15.942%
7.000% - 7.999%                             ----%              9.784%                       5.473%
8.000% and above                                                                             2.87%
---------------------------------------------------------------------------------------------------
Maximum Interest Rate
Weighted Average (Arms Only)                                  14.900%                      14.900%
Fixed Rate Mortgage Loans                 100.00%                 N/A                       44.06%
Up to 11.999%                                ---%               0.75%                        0.42%
12.000% - 12.999%                            ---%               2.47%                        1.38%
13.000% - 13.999%                            ---%               6.70%                        3.75%
14.000% - 14.999%                            ---%              11.01%                        6.16%
15.000% - 15.999%                            ---%              21.13%                       11.82%
16.000% - 16.999%                            ---%              39.34%                       22.00%
17.000%- 17.999%                             ---%              13.87%                        7.76%
18.000%- 18.999%                             ---%               3.09%                        1.73%
19.000%- 19.999%                             ---%               1.16%                        0.65%
20.000% and above                            ---%               0.48%                        0.27%
---------------------------------------------------------------------------------------------------
Months to Next Rate Adjustment
Weighted Average (Arms Only)                                       8%                           8%
Fixed Rate Mortgage Loans                 100.00%                 N/A                       44.06%
0-3                                          ---%              44.91%                       25.12%
4-7                                          ---%              32.26%                       18.04%
8-11                                         ---%               2.00%                        1.12%
12-15                                        ---%               1.79%                        1.00%
16-19                                        ---%               2.01%                        1.12%
20-23                                        ---%               6.22%                        3.48%
24-39                                        ---%               7.96%                        4.45%
40-43                                        ---%               0.99%                        0.55%
44-47                                        ---%               1.22%                        0.68%
48-51                                        ---%               0.63%                        0.35%
---------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

------------------------------------------------------------------------------------------------------------
                           Net Rate Cap %               Net Rate Cap %                Excess Spread
            Distribution   No Yield Maintenance         With Yield Maintenance        No losses, 35% CPR
Period      Date           Rates at 11%                 Rates at 11%                  Rates Constant
------------------------------------------------------------------------------------------------------------
    1       25-Oct-03             8.2592                       9.9581                       6.63
    2       25-Nov-03             7.9745                       9.6733                       6.58
    3       25-Dec-03             8.2207                       9.9195                       6.61
    4       25-Jan-04             7.9358                       9.6345                       6.53
    5       25-Feb-04              8.077                       9.7756                       6.49
    6       25-Mar-04             8.8286                       10.527                       6.56
    7       25-Apr-04              8.237                       9.9353                       6.42
    8       25-May-04             8.4941                      10.1922                       6.45
    9       25-Jun-04             8.1964                       9.8944                       6.36
   10       25-Jul-04             8.4443                       10.142                       6.38
   11       25-Aug-04             8.3081                      10.0056                       6.28
   12       25-Sep-04             8.4909                      10.1882                       6.24
   13       25-Oct-04             8.7457                      10.4428                       6.25
   14       25-Nov-04              8.633                      10.3298                       6.13
   15       25-Dec-04             8.8904                      10.5869                       6.14
   16       25-Jan-05             8.5731                      10.2693                       6.04
   17       25-Feb-05             8.7033                      10.3991                       5.99
   18       25-Mar-05             9.8339                      11.5294                       6.11
   19       25-Apr-05             8.8483                      10.5433                       5.88
   20       25-May-05             9.6825                      11.3771                       5.89
   21       25-Jun-05             9.3339                       11.028                       5.77
   22       25-Jul-05             9.6061                      11.2997                       5.77
   23       25-Aug-05             9.4192                      11.1123                       5.64
   24       25-Sep-05             9.5878                      11.2803                       5.58
   25       25-Oct-05             9.8641                      11.5559                       5.57
   26       25-Nov-05             9.9523                      11.6436                       5.44
   27       25-Dec-05            10.2377                      11.9283                       5.43
   28       25-Jan-06             9.8609                      11.5508                       5.29
   29       25-Feb-06             9.9749                      11.6641                       5.21
   30       25-Mar-06            11.2228                      12.3203                       5.34
   31       25-Apr-06             11.546                       12.643                       6.58
   32       25-May-06            11.9378                      13.0344                       6.63
   33       25-Jun-06            11.5536                      12.6496                       6.54
   34       25-Jul-06            11.9396                      13.0351                        6.6
   35       25-Aug-O6            11.6852                      12.7802                       6.51
   36       25-Sep-06            11.8955                        12.99                       6.49
   37       25-Oct-06           12 .2931                      1 3.387                       6.55
-------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-03

------------------------------------------------------------------------------------------------------------
                              No Yield Maintenance         With Yield Maintenance       No losses, 35% CPR
           Distribution         Net Rate Cap %               Net Rate Cap %               Rates Constant
Period        Date                Rates at 11%                 Rates at 11%                 Excess Spread
------------------------------------------------------------------------------------------------------------
  38        25-Nov-06               11.8975                      12.9909                       6.39
  39        25-Dec-06               12.2951                       13.388                       6.44
  40        25-Jan-07               11.8995                      12.9918                       6.44
  41        25-Feb-07               11.9006                      12.9922                       6.52
  42        25-Mar-07                13.412                      14.5031                       6.76
  43        25-Apr-07               12.1152                      13.2057                       6.58
  44        25-May-07               12.5263                      13.6162                       6.67
  45        25-Jun-07               12.1233                      13.2126                       6.64
  46        25-Jul-07               12.5286                      13.6173                       6.73
  47        25-Aug-07               12.1256                      13.2137                       6.67
  48        25-Sep-07               12.2577                      13.3451                       6.68
  49        25-Oct-07               12.6676                      13.7543                       6.74
  50        25-Nov-07               12.2602                      13.3463                       6.68
  51        25-Dec-07               12.6701                      13.7556                       6.75
  52        25-Jan-08               12.2627                      13.3475                       6.69
  53        25-Feb-08               12.2639                      13.3481                       6.69
  54        25-Mar-08               13.1124                      14.1958                       6.83
  55        25-Apr-08               12.2677                      13.3505                        6.7
  56        25-May-08                12.684                      13.7661                       6.77
  57        25-Jun-08               12.2761                      13.3575                       6.71
  58        25-Jul-08               12.6866                      13.7674                       6.77
  59        25-Aug-08               12.2787                      13.3587                       6.71
  60        25-Sep-08                 12.28                      13.3593                        6.7
  61        25-Oct-08               12.6907                      13.7693                       6.77
  62        25-Nov-08               12.2826                      13.3605                        6.7
  63        25-Dec-08                12 60"                      13.7705                          0
----------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.